Exhibit 99(i)(1)


           CERTIFICATION BY CHIEF EXECUTIVE OFFICER
      REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of 7-Eleven, Inc.
(the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. Keyes, President and Chief Executive Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/ James W. Keyes
                              ---------------------
                              James W. Keyes
                              President and Chief Executive Officer
                              7-Eleven, Inc.

















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